UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 6, 2013

RED MOUNTAIN RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-54444	27-1739487
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2515 McKinney Avenue, Suite 900
Dallas, Texas		75201
(Address of principal executive offices)		(Zip Code)

  Registrant’s telephone number, including area code: (214) 871-0400

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On September 6, 2013, Red Mountain Resources, Inc. (the “Company”) posted a copy of an investor presentation to its website at www.redmountainresources.com. A copy of the investor presentation is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report in such filing.

Certain statements contained in the presentation slides that are not historical facts constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: the Company’s ability to generate sufficient cash flow from operations, borrowings or other sources to enable it to fully develop and produce its oil and natural gas properties; declines or volatility in the prices the Company receives for its oil and natural gas; general economic conditions, whether internationally, nationally or in the regional and local market areas in which the Company does business; risks associated with drilling, including completion risks, cost overruns and the drilling of non-economic wells or dry holes; uncertainties associated with estimates of proved oil and natural gas reserves; the presence or recoverability of estimated oil and natural gas reserves and the actual future production rates and associated costs; risks and liabilities associated with acquired companies and properties; risks related to integration of acquired companies and properties; potential defects in title to the Company’s properties; cost and availability of drilling rigs, equipment, supplies, personnel and oilfield services; geological concentration of the Company’s reserves; environmental or other governmental regulations, including legislation of hydraulic fracture stimulation; the Company’s ability to secure firm transportation for oil and natural gas it produces and to sell the oil and natural gas at market prices; exploration and development risks; management’s ability to execute the Company’s plans to meet its goals; the Company’s ability to retain key members of its management team; weather conditions; actions or inactions of third-party operators of the Company’s properties; costs and liabilities associated with environmental, health and safety laws; the Company’s ability to find and retain highly skilled personnel; operating hazards attendant to the oil and natural gas business; competition in the oil and natural gas industry; as well as the risks and uncertainties set forth in the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 2012 and its Form 10-Q reports filed with the Securities and Exchange Commission.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Red Mountain Resources, Inc. Investor Presentation, September 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 6, 2013

RED MOUNTAIN RESOURCES, INC.

		By:	/s/ Alan W. Barksdale
Alan W. Barksdale
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Red Mountain Resources, Inc. Investor Presentation, September 2013.

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